UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2015

Date of reporting period:	August 1, 2014 – January 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PPNAX

Putnam AMT-Free Municipal Fund

Semiannual report
1|31|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
AMT-Free Municipal
Fund

Semiannual report
1 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Financial statements	18

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. Interest the fund receives might be taxable. The value of bonds in the fund’s portfolio may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery is gaining steam, with three consecutive quarters of positive GDP growth, accelerated hiring, and rising consumer confidence, which recently hit multi-year highs. U.S. markets, however, have experienced some turbulence since the start of the year.

Cheaper energy prices benefit consumers and many businesses, but the sharp decline in oil prices has also fostered uncertainty. A stronger U.S. dollar may hurt profits for many large multinational companies headquartered in the United States that rely on exports for growth. In addition, investors appear to be anticipating when the Federal Reserve will begin raising interest rates. Overseas growth, meanwhile, remains tepid at best.

In an economically uncertain environment, it can be worthwhile to consider a range of investment opportunities. Putnam invests across many asset classes and pursues flexible strategies that seek out opportunities for growth or income with careful awareness of risk. Our experienced equity and fixed-income teams employ new ways of thinking and integrate innovative investment ideas into time-tested, traditional strategies. In today’s environment, it is also important to rely on your financial advisor, who can ensure your portfolio matches your individual goals and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

March 13, 2015

Performance
snapshot

Annualized total return (%) comparison as of 1/31/15

The fund — class A shares before sales charge
Putnam AMT-Free Municipal Fund (PPNAX)
Fund's benchmark
Barclays Municipal Bond Index
Fund's Lipper peer group average
General & Insured Municipal Debt Funds
6.15
6.92
6.41
4.46
4.82
4.16
5.49
5.42
5.56
4.38
4.12
4.36
10.05
8.86
9.58
5.11
4.52
4.78
LIFE OF FUND*
(since 9/9/85)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS†

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

†Returns for the six-month period are not annualized, but cumulative.

4     AMT-Free Municipal Fund

Interview with your fund’s portfolio manager

Thalia Meehan, CFA

Thalia, what was the municipal bond market environment like during the six-month reporting period ended January 31, 2015?

Municipal bonds enjoyed solid absolute and relative performance during the reporting period. The asset class, as measured by the Barclays Municipal Bond Index, posted positive monthly gains and a six-month return that surpassed stocks [S&P 500 Index] and bonds [Barclays U.S. Aggregate Bond Index].

The accommodative policies of central banks around the globe to promote growth in their respective economies contributed to an environment of low interest rates, which helped to push municipal bond prices higher. With the U.S. economy further along in its recovery, however, the Federal Reserve terminated its bond-buying stimulus program this past October. The plunging price of oil added a new dimension to the debate on U.S. growth. One of the more immediate effects of falling oil prices is on inflation, which, if it stays low, should grant the Federal Reserve more flexibility to hold off raising rates.

Technical [supply/demand] factors also provided price support to municipal bonds, as strong investor demand continued to exceed supply. In addition, there were positive credit developments at the state level as the benefits of stronger U.S. growth rippled throughout the economy. Several states, including California and New York, benefited from their improving economies, disciplined fiscal leadership, and structurally

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

AMT-Free Municipal Fund     5

balanced operations, which in turn led to an improved ratings outlook for those states. Accordingly, upgrades for U.S. public finance rating revisions led downgrades in the fourth quarter of 2014 — the first time since 2008 [Moody’s Investors Service].

How did Putnam AMT-Free Municipal Fund perform against this backdrop?

For the six months ended January 31, 2015, the fund outperformed its benchmark, the Barclays Municipal Bond Index, and the average return of its Lipper peer group.

How was the fund positioned during the reporting period?

We maintained our defensive bias in the portfolio because we believed that the municipal bond market’s attractive returns during the period could be attributed primarily to a combination of lower interest rates and strong market technicals. We kept the fund’s duration positioning, or interest-rate sensitivity, below that of its Lipper peer group. This included maintaining a slightly higher-than-average cash position in the portfolio to help shelter it from price pressures, given the risk of interest rates moving higher. We also believed that carrying a slightly higher-than-average cash balance gave us greater flexibility to act swiftly when timely investment opportunities presented themselves.

We continued to emphasize essential service revenue bonds, which are typically issued by state and local government entities to finance

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 1/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     AMT-Free Municipal Fund

“We currently plan to maintain our
underweight exposure to Puerto Rico,
given our negative credit outlook for
the Commonwealth.”

Thalia Meehan

specific revenue-generating projects. While we believed that conditions were improving at the state and local levels, we continued to underweight local general obligation [G.O.] bonds relative to the benchmark. These securities rely on the taxing power of the issuer and the health of the local economy to make payments from property taxes or sales and income taxes.

Relative to the benchmark, the fund retained an overweight exposure to municipal bonds rated Baa. In terms of sectors, we favored transportation, higher education, and essential service utilities bonds in the portfolio relative to the fund’s Lipper peer group. Overall, this positioning contributed positively to performance. Our shorter-duration interest-rate positioning was one of the biggest detractors from relative performance versus our Lipper peers, as interest rates moved lower during the period. Underweight exposures to Puerto Rico bonds also dampened results as compared with the fund’s Lipper peer group. However, we currently plan to maintain our underweight exposure to issuers in Puerto Rico, given our negative credit outlook for the Commonwealth. Finally, our underweight to non-rated bonds versus our Lipper peers was a headwind for performance, as demand

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/15. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

AMT-Free Municipal Fund     7

for high-yield municipal bonds helped push prices higher.

What is contributing to the imbalance in supply and demand?

The declining volume of new long-term municipal bonds coming to market was due in part to state and local governments undertaking fewer projects while turning their fiscal attention toward funding employee pensions and other fixed costs in their budgets. Combined with maturing debt and early redemptions of existing municipal bonds, the municipal bond market contracted 4% to $3.6 trillion in 2014, according to Bloomberg.

Meanwhile, crossover buyers and hedge fund investors, who appeared to have been drawn to the competitive yields and attractive relative value offered by this asset class rather than by its tax benefit, joined traditional tax-sensitive retail investors to create strong demand. Consequently, the municipal market saw positive inflows to tax-free mutual funds in 2014 — making the year one of the best on record for the asset class, historically speaking. Tax-free high-yield and intermediate-term bond funds were the primary beneficiaries of this strong investor interest.

Some isolated credit situations continue to make headlines, but would you say that the creditworthiness of the municipal bond market remains strong?

While revenue growth has been sluggish in comparison with past recoveries, we believe

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     AMT-Free Municipal Fund

the overall fiscal health and creditworthiness of the municipal bond market improved during 2014. Of course, there are outliers, but for the most part, these have been isolated credit situations, in our view. Despite a volatile year that included a downgrade to below investment grade and fluctuating bond performance, Puerto Rico underperformed the broader municipal market but still managed to post positive returns during 2014. We continue to maintain a negative fundamental outlook on the territory given the continued contraction of the island’s economy, which we believe will continue to weigh on credits of the various issuing entities. In Detroit, Michigan, and Stockton, California, we saw the bankruptcy processes play out. The outcomes call into question the long-held notion that G.O. bonds are safer than revenue bonds.

What should tax-sensitive investors know about the alternative minimum tax [AMT] as we enter 2015?

The AMT is a separate, parallel income tax system introduced in 1969 that disallows some popular tax breaks and certain itemized deductions to make sure wealthier taxpayers pay their share of taxes. The Urban-Brookings Tax Policy Center estimates that 3.8 million taxpayers filing in 2015 will be subject to the AMT and will pay an average AMT of $7,028 [Aggregate AMT Projections, 2011–2022]. Putnam AMT-Free Municipal Fund is actively managed to avoid bonds whose income would be subject to the AMT, thereby helping to reduce taxpayers’ tax burden.

There have not been any new developments with regard to the AMT since the American Taxpayer Relief Act of 2012. This legislation set a higher permanent exemption for 2012 and indexed that exemption amount and other AMT parameters for inflation going forward. Looking ahead, we do not foresee any changes to the AMT, as we believe it is unlikely that Congress will enact any major overhaul of the tax code in today’s polarized political environment.

What factors are likely to influence the performance of municipal bonds in the coming months?

While investors should stay mindful of the long-term potential for tax reform, we believe the most significant driver of municipal bond returns in 2015 will be the Fed’s interest-rate policy and its effect on demand for the asset class. At their closely watched meeting this past December, Fed officials modified their policy statement by adding that they “can be patient” on the timing of rate increases. But questions about the timing of an increase are likely to dominate the public discourse until the central bank implements its first rate increase. Accordingly, we believe the Fed’s actions, along with the direction of longer-term U.S. Treasuries, will highly influence the performance of municipal bonds in 2015.

Lower oil and energy prices should be a net positive for the municipal bond market, in our opinion. Certain sectors, such as transportation — notably airlines — and toll roads, could see a positive impact from the decline in prices. However, we believe oil-producing states, such as Texas, North Dakota, and Alaska, are likely to see falling revenues as production decreases or ceases for a period of time.

In the cases of Alaska and North Dakota, however, these states do not issue much municipal bond debt and have set aside what we believe are healthy reserves to ease budget pressures that typically accompany such a downturn. In the case of Texas, we believe the decline in oil and energy prices is likely to be more widely felt. If oil prices remain low for an extended period of time, affected issuers may come under more pressure and be subject to credit downgrades or defaults, in our view. The susceptibility of local G.O. bonds to macroeconomic

AMT-Free Municipal Fund     9

developments, such as a sharp decline in oil prices, reinforces our predisposition to underweight G.O. bonds in the portfolio relative to the benchmark.

In this environment, we will continue to manage the fund with an eye toward keeping its interest-rate sensitivity lower than that of its Lipper peers. As part of this strategy, we believe overweighting bonds rated A and Baa while managing duration with cash and security selection will be the best path.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. She joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

How can an increase in the unemployment rate — to 5.7% in January 2015 from 5.6% in December 2014 — mean good news? The answer: More than one million people entered the workforce in January — which includes those actively seeking work. This is good news because it appeared that many people had abandoned looking for a job altogether in the wake of the Great Recession. That’s changing. The labor participation rate ticked up to 62.9% in January from 62.7% in December, according to the Bureau of Labor Statistics (BLS). Many believe that, for the economic recovery to continue, more people who have been sitting on the sidelines will need to reenter the labor market, even though they may not land a job right away. The BLS also noted that 257,000 jobs were added in January, slightly above expectations. More importantly, figures from previous months were revised higher: There were 329,000 additional jobs in December and an even more impressive 423,000 jobs in November. The BLS also reported a gain in average hourly earnings, which rose 0.5% in January after declining slightly in December. Wage growth might be luring people back to the workforce, particularly within lower-paying industries such as retail.

10     AMT-Free Municipal Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Annual average
(life of fund)	6.15%	6.01%	6.15%	6.15%	5.50%	5.50%	5.91%	5.79%	5.97%
10 years	54.67	48.48	47.03	47.03	43.21	43.21	50.36	45.48	54.37
Annual average	4.46	4.03	3.93	3.93	3.66	3.66	4.16	3.82	4.44
5 years	30.61	25.38	26.60	24.60	25.71	25.71	28.80	24.62	32.11
Annual average	5.49	4.63	4.83	4.50	4.68	4.68	5.19	4.50	5.73
3 years	13.71	9.16	11.61	8.61	11.08	11.08	12.76	9.10	14.50
Annual average	4.38	2.96	3.73	2.79	3.57	3.57	4.09	2.95	4.62
1 year	10.05	5.65	9.44	4.44	9.18	8.18	9.73	6.16	10.30
6 months	5.11	0.90	4.84	–0.16	4.69	3.69	4.95	1.54	5.22

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

AMT-Free Municipal Fund     11

Comparative index returns For periods ended 1/31/15

	Barclays Municipal Bond Index	Lipper General & Insured Municipal Debt Funds category average*
Annual average (life of fund)	6.92%	6.41%
10 years	60.17	50.66
Annual average	4.82	4.16
5 years	30.20	31.18
Annual average	5.42	5.56
3 years	12.87	13.69
Annual average	4.12	4.36
1 year	8.86	9.58
6 months	4.52	4.78

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/15, there were 263, 258, 233, 210, 156, and 30 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Annual average
(life of fund)	6.11%	5.96%	6.11%	6.11%	5.46%	5.46%	5.87%	5.75%	5.93%
10 years	53.54	47.40	45.95	45.95	42.16	42.16	49.26	44.41	53.13
Annual average	4.38	3.96	3.85	3.85	3.58	3.58	4.09	3.74	4.35
5 years	29.23	24.06	25.19	23.19	24.31	24.31	27.45	23.31	30.73
Annual average	5.26	4.41	4.60	4.26	4.45	4.45	4.97	4.28	5.51
3 years	14.76	10.17	12.64	9.64	12.18	12.18	13.88	10.18	15.56
Annual average	4.70	3.28	4.05	3.12	3.91	3.91	4.43	3.28	4.94
1 year	10.11	5.70	9.42	4.42	9.31	8.31	9.78	6.22	10.35
6 months	3.52	–0.62	3.13	–1.87	3.11	2.11	3.37	0.01	3.64

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

12     AMT-Free Municipal Fund

Fund price and distribution information For the six-month period ended 1/31/15

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	6		6	6	6		6
Income [1]	$0.281984		$0.234028	$0.222231	$0.261212		$0.299988
Capital gains [2]	—		—	—	—		—
Total	$0.281984		$0.234028	$0.222231	$0.261212		$0.299988
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
7/31/14	$15.26	$15.90	$15.27	$15.30	$15.30	$15.81	$15.27
1/31/15	15.75	16.41	15.77	15.79	15.79	16.32	15.76
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
Current dividend rate [3]	3.54%	3.39%	2.92%	2.76%	3.26%	3.16%	3.76%
Taxable equivalent [4]	6.25	5.99	5.16	4.88	5.76	5.58	6.64
Current 30-day SEC yield [5]	N/A	1.46	0.91	0.77	N/A	1.22	1.75
Taxable equivalent [4]	N/A	2.58	1.61	1.36	N/A	2.16	3.09

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2015. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

AMT-Free Municipal Fund     13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Total annual operating expenses for the fiscal year ended 7/31/14	0.78%	1.40%	1.55%	1.05%	0.55%
Annualized expense ratio for the six-month period ended 1/31/15	0.77%	1.39%	1.54%	1.04%	0.54%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2014, to January 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.98	$7.18	$7.95	$5.37	$2.79
Ending value (after expenses)	$1,051.10	$1,048.40	$1,046.90	$1,049.50	$1,052.20

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14     AMT-Free Municipal Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2015, use the following calculation method. To find the value of your investment on August 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.92	$7.07	$7.83	$5.30	$2.75
Ending value (after expenses)	$1,021.32	$1,018.20	$1,017.44	$1,019.96	$1,022.48

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

AMT-Free Municipal Fund     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16     AMT-Free Municipal Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2015, Putnam employees had approximately $470,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

AMT-Free Municipal Fund     17

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18     AMT-Free Municipal Fund

The fund’s portfolio 1/31/15 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments

AGM Assured Guaranty Municipal Corporation

AMBAC AMBAC Indemnity Corporation

COP Certificates of Participation

FGIC Financial Guaranty Insurance Company

FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized

FNMA Coll. Federal National Mortgage Association Collateralized

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

G.O. Bonds General Obligation Bonds

GNMA Coll. Government National Mortgage Association Collateralized

NATL National Public Finance Guarantee Corp.

PSFG Permanent School Fund Guaranteed

SGI Syncora Guarantee, Inc.

VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (98.8%)*	Rating**	Principal amount	Value
Alabama (0.8%)
AL State Port Auth. Docks Fac. Rev. Bonds, 6s, 10/1/40	A–	$1,000,000	$1,169,190
Selma, Indl. Dev. Board Rev. Bonds (Gulf Opportunity Zone Intl. Paper Co.), Ser. A, 6 1/4s, 11/1/33	BBB	1,500,000	1,756,560
			2,925,750
Alaska (1.0%)
Anchorage, G.O. Bonds, Ser. D, AMBAC, 5s, 8/1/25	AAA	3,420,000	3,786,214
			3,786,214
Arizona (4.9%)
AZ State Hlth. Fac. Auth. Rev. Bonds (Banner Hlth.), Ser. A, 5s, 1/1/44	AA–	2,000,000	2,325,900
Coconino Cnty., Poll. Control Rev. Bonds (Tucson Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa1	1,000,000	1,121,270
El Mirage G.O. Bonds, AGM, 5s, 7/1/42	AA	750,000	836,820
Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern U.), 5 1/8s, 5/15/40	A–	2,125,000	2,417,294
Glendale, Wtr. & Swr. Rev. Bonds, 5s, 7/1/28	AA	1,000,000	1,179,940
Navajo Cnty., Poll. Control Corp. Mandatory Put Bonds (6/1/16) (AZ Pub. Svc. Co. Cholla Pwr. Plant), Ser. E, 5 3/4s, 6/1/34	A3	3,250,000	3,455,758
Pinal Cnty., Elec. Rev. Bonds (Dist. No. 3), 5 1/4s, 7/1/36	A	1,400,000	1,623,944
Salt Verde, Fin. Corp. Gas Rev. Bonds, 5 1/2s, 12/1/29	A–	1,000,000	1,248,220
Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds (Scottsdale Hlth. Care), Ser. C, AGM, 5s, 9/1/35	AA	2,000,000	2,278,760
U. Med. Ctr. Corp. AZ Hosp. Rev. Bonds, 6 1/2s, 7/1/39	Baa2	1,750,000	2,053,205
			18,541,111

AMT-Free Municipal Fund     19

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
California (17.3%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds (Episcopal Sr. Cmntys.), 6 1/8s, 7/1/41	BBB+/F	$500,000	$584,115
Bay Area Toll Auth. of CA Rev. Bonds (Toll Bridge), Ser. S-4, 5s, 4/1/33	A1	800,000	938,368
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Adventist Hlth. Syst.-West), Ser. A, 5 3/4s, 9/1/39	A	1,000,000	1,184,790
(Northern CA Retired Officers), 5s, 1/1/20	A+	350,000	412,843
CA Muni. Fin. Auth. Rev. Bonds
(U. of La Verne), Ser. A, 6 1/4s, 6/1/40	Baa1	1,000,000	1,159,870
(Biola U.), 5s, 10/1/38	Baa1	1,200,000	1,314,612
CA Muni. Fin. Auth. Sr. Living Rev. Bonds (Pilgrim Place Claremont), Ser. A, 5 7/8s, 5/15/29	A+	1,500,000	1,777,230
CA State G.O. Bonds
6 1/2s, 4/1/33	Aa3	5,000,000	6,154,750
5s, 11/1/43	Aa3	1,000,000	1,172,040
5s, 2/1/38	Aa3	3,000,000	3,507,090
CA State Pub. Wks. Board Rev. Bonds
(Riverside Campus), Ser. B, 6s, 4/1/25	A1	3,000,000	3,601,470
Ser. G-1, 5 1/4s, 10/1/23	A1	3,000,000	3,524,700
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Sr. Living — Presbyterian Homes), 6 5/8s, 11/15/24	BBB–	2,000,000	2,364,520
(Sutter Hlth.), Ser. B, 5 1/4s, 11/15/48	Aa3	1,550,000	1,697,235
(St. Joseph), NATL, 5 1/8s, 7/1/24	AA–	2,000,000	2,280,100
AGM, 5s, 11/15/44	AA	500,000	585,120
Chula Vista, Muni. Fin. Auth. Special Tax Bonds, 5 1/2s, 9/1/30	BBB+	800,000	931,056
Golden State Tobacco Securitization Corp. Rev. Bonds, Ser. A, AMBAC, zero %, 6/1/24	A1	5,000,000	3,858,000
Grossmont-Cuyamaca, Cmnty. College Dist. G.O. Bonds (Election of 2002), Ser. B, FGIC, NATL, zero %, 8/1/17	Aa2	2,100,000	2,050,986
Infrastructure & Econ. Dev. Bank Rev. Bonds (J. David Gladstone Inst.), Ser. A, 5s, 10/1/31	A–	1,000,000	1,157,080
Los Angeles, Dept. of Arpt. Rev. Bonds (Los Angeles Intl. Arpt.)
Ser. A, 5s, 5/15/40	AA	1,000,000	1,146,900
Ser. B, 5s, 5/15/33	AA–	500,000	588,045
M-S-R Energy Auth. Rev. Bonds, Ser. A, 6 1/2s, 11/1/39	A–	750,000	1,075,950
Merced, City School Dist. G.O. Bonds (Election of 2003), NATL
zero %, 8/1/25	AA–	1,190,000	850,255
zero %, 8/1/24	AA–	1,125,000	841,703
zero %, 8/1/23	AA–	1,065,000	834,704
zero %, 8/1/22	AA–	1,010,000	826,766

20     AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
California cont.
Northern CA Pwr. Agcy. Rev. Bonds (Hydroelec. Project No. 1), Ser. A
5s, 7/1/31	A+	$500,000	$581,475
5s, 7/1/30	A+	500,000	586,260
Oakland, Unified School Dist. Alameda Cnty., G.O. Bonds (Election 2006), Ser. A, 6 1/2s, 8/1/24	BBB/P	2,500,000	2,950,325
Orange Cnty., Trans. Auth Toll Road Rev. Bonds (91 Express Lanes), 5s, 8/15/30	AA–	530,000	625,861
Sacramento, City Fin. Auth. Tax Alloc. Bonds, Ser. A, FGIC, NATL, zero %, 12/1/21	AA–	5,500,000	4,607,900
Sacramento, Regl. Trans. Dist. Rev. Bonds (Farebox), 5s, 3/1/27	A2	500,000	585,950
San Francisco, City & Cnty. Arpt. Comm. Rev. Bonds (Intl. Arpt.), Ser. F, 5s, 5/1/40	A1	1,250,000	1,386,363
San Francisco, City & Cnty., Redev. Agcy. Cmnty. Successor Tax Alloc. Bonds (Mission Bay’s), Ser. A, 5s, 8/1/43	BBB+	350,000	387,618
Santa Ana, Fin. Auth. Lease Rev. Bonds (Police Admin. & Holding)
NATL, 6 1/4s, 7/1/17	AA–	1,840,000	2,070,681
NATL, U.S. Govt. Coll, 6 1/4s, 7/1/17 (Escrowed to Maturity)	AA–	1,840,000	2,091,988
Tuolumne Wind Project Auth. Rev. Bonds (Tuolumne Co.), Ser. A, 5 1/4s, 1/1/24	AA–	1,000,000	1,150,860
Turlock, Irrigation Dist. Rev. Bonds, Ser. A, 5s, 1/1/40	AA–	1,000,000	1,124,620
Ventura Cnty., COP (Pub. Fin. Auth. III), 5s, 8/15/20	AA+	1,000,000	1,166,110
Yucaipa Special Tax Bonds (Cmnty. Fac. Dist. No. 98-1 Chapman Heights), 5 3/8s, 9/1/30	BBB+	375,000	421,324
			66,157,633
Colorado (2.6%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Valley View Assn.), 5 1/4s, 5/15/42	A–	2,000,000	2,154,380
(Covenant Retirement Cmnty.), Ser. A, 5s, 12/1/33	BBB–	1,850,000	1,988,584
Denver City & Cnty., Arpt. Rev. Bonds
(Sub. Syst.), Ser. B, 5 1/4s, 11/15/32	A2	1,500,000	1,811,505
Ser. B, 5s, 11/15/37	A1	1,000,000	1,155,840
E-470 CO Pub. Hwy. Auth. Rev. Bonds
Ser. C1, NATL, 5 1/2s, 9/1/24	AA–	1,000,000	1,029,200
Ser. A, NATL, zero %, 9/1/34	AA–	3,525,000	1,706,664
			9,846,173
District of Columbia (0.7%)
DC G.O. Bonds, Ser. C, 5s, 6/1/38	Aa2	500,000	593,770
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev. Bonds (Dulles Metrorail), 5s, 10/1/53	Baa1	2,000,000	2,203,060
			2,796,830

AMT-Free Municipal Fund     21

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Florida (5.8%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds (Health First, Inc.), 7s, 4/1/39 (Prerefunded 4/1/19)	A3	$1,250,000	$1,558,763
Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. O, 5 3/8s, 10/1/29	A1	1,000,000	1,163,410
Double Branch Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A-1, 4 1/4s, 5/1/34	A–	360,000	369,882
Hernando Cnty., Rev. Bonds (Criminal Justice Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	AA–	6,000,000	6,573,480
Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	2,000,000	2,148,080
Marco Island, Util. Sys. Rev. Bonds, Ser. A, 5s, 10/1/34	Aa3	1,000,000	1,170,810
Miami-Dade Cnty., Expressway Auth. Toll Syst. Rev. Bonds, Ser. A, 5s, 7/1/40	A3	1,000,000	1,128,950
Orange Cnty., Hlth. Facs. Auth. Rev. Bonds (Presbyterian Retirement Cmntys.), 5s, 8/1/34	A–/F	1,000,000	1,109,170
Orlando & Orange Cnty., Expressway Auth. Rev. Bonds, AGM, 5s, 7/1/25	AA	500,000	603,565
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds (Republic Drive/Universal), 5s, 4/1/23	A–/F	1,630,000	1,814,109
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds (Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	3,000,000	3,354,630
South Lake Hosp. Dist. Rev. Bonds (South Lake Hosp.), Ser. A, 6s, 4/1/29	Baa1	660,000	754,037
Southeast Overtown Park West Cmnty. Redev. Agcy. 144A Tax Allocation Bonds, Ser. A-1, 5s, 3/1/30	BBB+	240,000	272,167
			22,021,053
Georgia (1.7%)
Atlanta, Arpt. Passenger Fac. Charge Rev. Bonds
5s, 1/1/34	A1	200,000	236,376
5s, 1/1/32	A1	2,850,000	3,388,223
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A, 6 1/4s, 11/1/39	Aa3	1,500,000	1,845,765
Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech Athletic Assn.), Ser. A, 5s, 10/1/42	A2	900,000	1,024,947
			6,495,311
Guam (0.3%)
Territory of GU, Rev. Bonds, Ser. A, 5 3/8s, 12/1/24	BBB+	1,000,000	1,126,430
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, 5s, 10/1/30	AA	200,000	235,176
			1,361,606
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds (Kahala Sr. Living Cmnty.), 5 1/4s, 11/15/37	BBB/F	250,000	274,205
			274,205
Illinois (7.9%)
Chicago, G.O. Bonds, Ser. A
5s, 1/1/34	A+	700,000	751,457
5s, 1/1/33	A+	2,000,000	2,124,580

22     AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Chicago, Board of Ed. G.O. Bonds, Ser. A, NATL, 5 1/4s, 12/1/19	AA–	$1,500,000	$1,505,370
Chicago, Motor Fuel Tax Rev. Bonds, AGM, 5s, 1/1/31	AA+	500,000	578,500
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A2	700,000	834,820
Ser. D, 5 1/4s, 1/1/33	A2	1,000,000	1,172,700
Ser. F, 5s, 1/1/40	A2	1,045,000	1,144,703
Chicago, Waste Wtr. Transmission Rev. Bonds (2nd Lien), 5s, 1/1/39	AA–	1,065,000	1,211,651
Chicago, Wtr. Wks Rev. Bonds (2nd Lien), 5s, 11/1/39	AA–	675,000	775,359
Cicero, G.O. Bonds, Ser. A, AGM, 5s, 1/1/20	AA	1,000,000	1,145,620
IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. B, NATL, 5 3/4s, 11/1/28 (Prerefunded 11/1/18)	AA–	1,500,000	1,765,245
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	1,000,000	1,086,820
(American Wtr. Cap. Corp.), 5 1/4s, 10/1/39	A–	1,575,000	1,691,755
IL State G.O. Bonds
5 1/4s, 2/1/30	A3	500,000	571,145
5s, 3/1/34	A3	1,000,000	1,080,240
5s, 8/1/21	A3	1,000,000	1,150,240
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1, AGM, 5s, 1/1/22 (Prerefunded 7/1/16)	AA	1,250,000	1,332,500
Metro. Pier & Exposition Auth. Dedicated State Tax Rev. Bonds (McCormick), Ser. A, NATL, zero %, 12/15/22	AA–	5,500,000	4,530,900
Regl. Trans. Auth. Rev. Bonds, Ser. A, AMBAC, 8s, 6/1/17	Aa3	5,000,000	5,578,250
			30,031,855
Indiana (0.7%)
IN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds, Ser. B, 5 3/4s, 1/1/29	A1	1,000,000	1,173,620
IN State Fin. Auth. Rev. Bonds (BHI Sr. Living), 5 3/4s, 11/15/41	BBB+/F	1,000,000	1,115,530
Rockport, Poll. Control Mandatory Put Bonds (6/1/18) (Indiana Michigan Pwr. Co.), 1 3/4s, 6/1/25	Baa1	300,000	303,495
			2,592,645
Kansas (0.4%)
KS State Dev. Fin. Auth. Rev. Bonds (Lifespace Cmnty’s. Inc.), Ser. S, 5s, 5/15/30	A/F	1,455,000	1,560,764
			1,560,764
Kentucky (0.7%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds (1st Tier Downtown Crossing), Ser. A, 6s, 7/1/53	Baa3	500,000	598,000
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American Wtr. Co.)
Ser. A, 6 1/4s, 6/1/39	A–	800,000	919,744
Ser. B, 5 5/8s, 9/1/39	A–	1,000,000	1,106,900
			2,624,644

AMT-Free Municipal Fund     23

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Louisiana (1.1%)
LA Pub. Fac. Auth. Rev. Bonds (Entergy LA LLC), 5s, 6/1/30	A2	$3,000,000	$3,107,670
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, 5s, 5/15/23	A	800,000	956,656
			4,064,326
Maryland (0.7%)
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(U. of MD Med. Syst.), AMBAC, 5 1/4s, 7/1/28	A2	2,000,000	2,248,980
(Peninsula Regl. Med. Ctr.), 5s, 7/1/45	A2	500,000	580,540
			2,829,520
Massachusetts (4.2%)
MA Edl. Fin. Auth. Rev. Bonds, Ser. A, 5 1/2s, 1/1/22	AA	1,000,000	1,160,130
MA State Dept. Trans. Rev. Bonds (Metro Hwy. Syst.), Ser. B, 5s, 1/1/37	A+	1,000,000	1,107,470
MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 6.8s, 4/15/22	BBB	700,000	779,954
(Emerson College), Ser. A, 5 1/2s, 1/1/30	Baa1	2,000,000	2,279,440
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	500,000	539,705
MA State Dev. Fin. Agcy. Solid Waste Disp. FRB (Dominion Energy Brayton), Ser. 1, 5 3/4s, 12/1/42 (Prerefunded 5/1/19)	BBB+	1,000,000	1,202,310
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	2,000,000	2,361,540
(Harvard U.), Ser. A, 5 1/2s, 11/15/36	Aaa	1,815,000	2,124,621
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	1,650,000	1,901,130
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 162, FNMA Coll, FHLMC Coll., 2 3/4s, 12/1/41	Aa2	720,000	738,432
Metro. Boston, Trans. Pkg. Corp. Rev. Bonds, 5 1/4s, 7/1/36	A1	1,500,000	1,750,560
			15,945,292
Michigan (4.0%)
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM, 6 1/4s, 7/1/36	AA	1,575,000	1,736,800
Karegnondi, Wtr. Auth. Rev. Bonds (Wtr. Supply Syst.), Ser. A, 5 1/4s, 11/1/27	A2	1,000,000	1,197,340
MI State Fin. Auth. Rev. Bonds
Ser. H-1, 5s, 10/1/39	AA–	525,000	608,638
(Detroit Wtr. & Swr.), Ser. C-6, 5s, 7/1/33	BBB+	140,000	153,994
MI State Hosp. Fin. Auth. Rev. Bonds, Ser. A, 6 1/8s, 6/1/39 (Prerefunded 6/1/19)	A1	1,000,000	1,220,660
MI State Strategic Fund Ltd. Oblig. Rev. Bonds (Detroit Edison Co.), AMBAC, 7s, 5/1/21	Aa3	4,000,000	5,135,400
Midland Cnty., Bldg. Auth. Rev. Bonds, AGM, 5s, 10/1/25	AA	1,000,000	1,139,840
Northern Michigan U. Rev. Bonds, Ser. A, AGM, 5s, 12/1/27	AA	1,775,000	1,984,308
Western MI U. Rev. Bonds, AGM, 5s, 11/15/28	AA	2,000,000	2,230,020
			15,407,000

24     AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Minnesota (1.4%)
Minneapolis & St. Paul, Metro. Arpt. Comm. Rev. Bonds, Ser. A, 5s, 1/1/32	A	$500,000	$591,375
Minneapolis, Rev. Bonds (National Marrow Donor Program), 4 7/8s, 8/1/25	BBB+	1,350,000	1,432,391
Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/26	BBB	1,500,000	1,603,545
St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Bonds (HealthPartners Oblig. Group), 5 1/4s, 5/15/36	A2	1,800,000	1,926,018
			5,553,329
Mississippi (0.6%)
MS Bus. Fin. Corp. Gulf Opportunity Zone Rev. Bonds, Ser. A, 5s, 5/1/37	A3	1,750,000	1,974,595
MS Home Corp. Rev. Bonds (Single Fam. Mtge.), Ser. D-1, GNMA Coll, FNMA Coll, FHLMC Coll., 6.1s, 6/1/38	Aaa	370,000	395,068
			2,369,663
Missouri (1.6%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A, 5 3/4s, 6/1/39	A+	1,150,000	1,335,564
MO State Dev. Fin. Board Infrastructure Fac. Rev. Bonds (Independence, Elec. Syst. Dogwood), Ser. A, 5s, 6/1/37	A	2,200,000	2,476,540
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds (Washington U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,000,000	2,249,200
			6,061,304
Nebraska (0.3%)
Central Plains, Energy Rev. Bonds (NE Gas No. 3), 5s, 9/1/32	A–	1,000,000	1,128,100
			1,128,100
Nevada (1.4%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5s, 7/1/33	A1	525,000	618,986
Clark Cnty., Impt. Dist. Special Assmt. Bonds (Mountains Edge Local No. 142), 5s, 8/1/20	BBB–	500,000	547,135
Reno, Sales Tax VRDN (Reno Trans. Rail Access Corridor (ReTRAC)), 0.03s, 6/1/42	VMIG1	4,145,000	4,145,000
			5,311,121
New Jersey (1.0%)
NJ State Higher Ed. Assistance Auth. Rev. Bonds (Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	1,000,000	1,123,380
NJ State Tpk. Auth. Rev. Bonds, Ser. A, 5s, 1/1/33	A+	1,350,000	1,595,349
NJ State Trans. Trust Fund Auth. Rev. Bonds (Trans. Syst.), Ser. B, 5 1/4s, 6/15/36	A2	1,000,000	1,125,730
			3,844,459
New Mexico (0.3%)
Sante Fe, Retirement Fac. Rev. Bonds (El Castillo Retirement Res.), 5s, 5/15/42	BBB–	980,000	1,008,841
			1,008,841
New York (6.4%)
Erie Cnty., Indl. Dev. Agcy. School Fac. Rev. Bonds (City School Dist. Buffalo), Ser. A, AGM
5 3/4s, 5/1/28	Aa2	2,275,000	2,622,734
5 3/4s, 5/1/27	Aa2	5,590,000	6,446,376

AMT-Free Municipal Fund     25

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
Hudson Yards, Infrastructure Corp. Rev. Bonds, Ser. A, 5 3/4s, 2/15/47	A2	$1,000,000	$1,176,590
Metro. Trans. Auth. Rev. Bonds, Ser. D, 5s, 11/15/36	AA–	3,000,000	3,438,810
NY City, G.O. Bonds, Ser. D-1, 5s, 10/1/36	Aa2	1,400,000	1,633,968
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds, Ser. AA, 5s, 6/15/34	AA+	1,000,000	1,164,760
NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds (Fiscal 2015), Ser. S-1, 5s, 7/15/43	Aa2	1,000,000	1,182,220
NY State Dorm. Auth. Rev. Bonds, Ser. A
5s, 3/15/44	AAA	1,000,000	1,194,500
5s, 3/15/38	AAA	1,000,000	1,184,960
NY State Dorm. Auth. Personal Income Tax Rev. Bonds (Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	2,000,000	2,359,760
Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK Intl. Air Term.), 6s, 12/1/42	Baa3	900,000	1,071,342
Syracuse, Indl. Dev. Agcy. School Fac. Rev. Bonds (Syracuse City School Dist.), Ser. A, AGM, 5s, 5/1/25	Aa2	1,000,000	1,129,660
			24,605,680
North Carolina (0.6%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds (Meredith College), 6s, 6/1/31	BBB	500,000	539,210
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. A, 5 1/2s, 1/1/26	A–	1,500,000	1,728,150
			2,267,360
Ohio (4.3%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A-2
5 3/4s, 6/1/34	B3	500,000	421,245
5 3/8s, 6/1/24	B3	2,195,000	1,924,708
Franklin Cnty., Hlth. Care Fac. Rev. Bonds (Friendship Village of Dublin Oblig. Group), 5s, 11/15/34	A–/F	700,000	770,448
Hamilton Cnty., Sales Tax Rev. Bonds, Ser. A, 5s, 12/1/32	A2	2,000,000	2,275,540
Lorain Cnty., Hosp. Rev. Bonds (Catholic), Ser. C-2, AGM, 5s, 4/1/24	AA	2,000,000	2,236,360
Lucas Cnty., Hlth. Care Fac. Rev. Bonds (Sunset Retirement Cmntys.), 5 1/2s, 8/15/30	A–/F	650,000	732,576
OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam. Mtge.), Ser. 1, GNMA Coll., FNMA Coll., 5s, 11/1/28	Aaa	435,000	461,718
OH State Air Quality Dev. Auth. Rev. Bonds (Valley Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	750,000	855,263
OH State Air Quality Dev. Auth., Poll. Control Mandatory Put Bonds (4/1/20) (FirstEnergy Nuclear Generation, LLC), Ser. B, 3 5/8s, 10/1/33	Baa3	1,000,000	1,055,100
OH State Higher Edl. Fac. Rev. Bonds (U. of Dayton), Ser. A, 5 5/8s, 12/1/41	A2	1,000,000	1,162,490

26     AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Ohio cont.
OH State Tpk. Comm. Rev. Bonds
(Infrastructure), Ser. A-1, 5 1/4s, 2/15/32	A1	$700,000	$833,658
5s, 2/15/48	A1	1,250,000	1,409,163
OH State Wtr. Dev. Auth. Poll. Control Mandatory Put Bonds (6/3/19) (FirstEnergy Nuclear Generation, LLC), 4s, 12/1/33	Baa3	1,550,000	1,671,257
Warren Cnty., Hlth. Care Fac. Rev. Bonds (Otterbein Homes Oblig. Group), Ser. A, 5 3/4s, 7/1/33	A	500,000	596,175
			16,405,701
Oklahoma (0.5%)
OK State Tpk. Auth. VRDN, Ser. F, 0.02s, 1/1/28	VMIG1	2,000,000	2,000,000
			2,000,000
Oregon (0.3%)
Keizer, Special Assmt. Bonds (Keizer Station), Ser. A, 5.2s, 6/1/31	A1	390,000	436,894
OR Hlth. Sciences U. Rev. Bonds, Ser. A, 5 3/4s, 7/1/39	A1	750,000	891,825
			1,328,719
Pennsylvania (7.8%)
Allegheny Cnty., G.O. Bonds, Ser. C-72, 5 1/4s, 12/1/32	AA–	670,000	796,389
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds (U. of Pittsburgh Med.), 5 5/8s, 8/15/39	Aa3	500,000	587,610
Allentown, Neighborhood Impt. Zone Dev. Auth. Rev. Bonds, Ser. A, 5s, 5/1/42	Baa2	700,000	764,274
Berks Cnty., Muni. Auth. Rev. Bonds (Reading Hosp. & Med. Ctr.), Ser. A-3, 5 1/2s, 11/1/31	AA–	3,000,000	3,556,260
Dallas, Area Muni. Auth. U. Rev. Bonds (Misericordia U.), 5s, 5/1/29	Baa3	300,000	335,505
Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds (Pinnacle Hlth. Syst.), Ser. A, 6s, 6/1/29	A	2,500,000	2,980,925
Delaware River Port Auth. PA & NJ Rev. Bonds, 5s, 1/1/30	A	3,000,000	3,563,940
Monroe Cnty., Hosp. Auth. Rev. Bonds (Pocono Med. Ctr.), 5s, 1/1/27	A–	950,000	1,015,655
Montgomery Cnty., Indl. Dev. Auth. Retirement Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.), Ser. A-1, 5 1/4s, 11/15/16	BBB+	1,100,000	1,187,582
PA Econ. Dev. Fin. Auth. Wtr. Fac. Rev. Bonds (American Wtr. Co.), 6.2s, 4/1/39	A1	1,900,000	2,188,116
PA State Higher Edl. Fac. Auth. Student Hsg. Rev. Bonds (East Stroudsburg U.), 5s, 7/1/31	Baa3	1,760,000	1,879,170
PA State Pub. School Bldg. Auth. Rev. Bonds (Northampton Co. Area Cmnty. College), 5s, 6/15/33	AA	1,885,000	2,131,030
PA State Tpk. Comm. Rev. Bonds, Ser. A, 5s, 12/1/38	A1	650,000	761,098
Philadelphia, Gas Wks. Rev. Bonds, Ser. 9, 5 1/4s, 8/1/40	A–	1,400,000	1,601,040
Philadelphia, Wtr. & Waste Wtr. Rev. Bonds, 5s, 11/1/26	A1	2,220,000	2,660,182

AMT-Free Municipal Fund     27

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Pittsburgh & Allegheny Cnty., Sports & Exhib. Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	AA	$1,225,000	$1,371,890
Pittsburgh, G.O. Bonds, Ser. B, 5s, 9/1/25	A1	1,250,000	1,490,075
Wilkes-Barre, Fin. Auth. Rev. Bonds (U. of Scranton), 5s, 11/1/40	A	1,000,000	1,122,100
			29,992,841
Puerto Rico (0.5%)
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 5 3/8s, 8/1/39	BBB–	910,000	641,031
Ser. C, 5 1/4s, 8/1/41	BBB–	970,000	682,958
Ser. C, 5s, 8/1/40	BBB	1,000,000	732,500
			2,056,489
South Carolina (1.3%)
SC State Pub. Svc. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5 3/4s, 12/1/43	AA–	3,000,000	3,722,100
Ser. A, 5 1/2s, 12/1/54	AA–	1,000,000	1,195,710
			4,917,810
Tennessee (0.6%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds (Mountain States Hlth. Alliance), 6s, 7/1/38	Baa1	1,850,000	2,131,108
			2,131,108
Texas (9.1%)
Central TX Regl. Mobility Auth. Rev. Bonds (Sr. Lien), Ser. A, 5s, 1/1/33	Baa2	300,000	342,636
Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds, Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	2,500,000	2,708,750
Dallas, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG, 6s, 2/15/27 (Prerefunded 2/15/18)	Aaa	2,500,000	2,901,550
Grand Parkway Trans. Corp. Rev. Bonds (Sub. Tier Toll Syst.), Ser. B, 5s, 4/1/53	AA+	900,000	1,021,626
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds (YMCA of Greater Houston), Ser. A, 5s, 6/1/38	Baa3	500,000	545,435
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN (The Methodist Hosp.), Ser. C-1, 0.03s, 12/1/24	A-1+	3,400,000	3,400,000
La Joya, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG, 5s, 2/15/30 (Prerefunded 2/15/18)	Aaa	2,500,000	2,826,625
Matagorda Cnty., Poll. Control Rev. Bonds (Central Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa1	600,000	694,944
New Hope, Cultural Ed. Facs. Fin. Corp. Rev. Bonds
(Collegiate Hsg.-Tarleton St.), 5s, 4/1/29	Baa3	500,000	556,655
(TX A&M U. Collegiate & Student Hsg. College Station I, LLC), Ser. A, 5s, 4/1/29	Baa3	530,000	590,054
North TX, Thruway Auth. Rev. Bonds (First Tier), Ser. A, 6 1/4s, 1/1/24	A2	3,500,000	4,162,480
North TX, Tollway Auth. Rev. Bonds, Ser. A, NATL, 5 1/8s, 1/1/28	AA–	1,500,000	1,657,320
Pharr, San Juan — Alamo, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG, 5s, 2/1/30	Aaa	2,000,000	2,224,560

28     AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Texas cont.
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev. Bonds (Buckner Retirement Svcs., Inc.), 5 1/4s, 11/15/37	A–	$1,000,000	$1,071,990
TX Muni. Gas Acquisition & Supply Corp. I Rev. Bonds, Ser. A, 5 1/4s, 12/15/24	A–	1,000,000	1,199,360
TX Private Activity Surface Trans. Corp. Rev. Bonds (LBJ Infrastructure), 7s, 6/30/40	Baa3	500,000	606,885
TX State G.O. Bonds (Trans. Auth.), Ser. A, 5s, 10/1/44	Aaa	3,750,000	4,517,775
TX State Muni. Gas Acquisition & Supply Corp. III Rev. Bonds, 5s, 12/15/28	A3	1,000,000	1,136,140
TX State Trans. Comm. Tpk. Syst. Rev. Bonds (1st Tier), Ser. A, 5s, 8/15/41	A3	2,150,000	2,422,470
			34,587,255
Virginia (0.5%)
Chesterfield Cnty., Econ. Dev. Auth. Poll. Control Rev. Bonds (VA Elec. & Pwr.), Ser. A, 5s, 5/1/23	A2	1,575,000	1,816,117
			1,816,117
Washington (3.1%)
WA State Higher Ed. Fac. Auth. Rev. Bonds (Whitworth U.), 5 1/8s, 10/1/24	Baa1	2,500,000	2,809,050
WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa2	1,000,000	1,167,580
Ser. B, NATL, 5s, 2/15/27	AA–	1,025,000	1,110,024
WA State Pub. Pwr. Supply Syst. Rev. Bonds (Nuclear No. 3), Ser. B, NATL, 7 1/8s, 7/1/16	Aa1	6,000,000	6,567,840
			11,654,494
West Virginia (0.1%)
WV State Econ. Dev. Auth. Solid Waste Disp. Fac. FRB (Appalachian Pwr. Co.), Ser. A, 5 3/8s, 12/1/38	Baa1	500,000	556,510
			556,510
Wisconsin (1.7%)
WI Dept. of Trans. Rev. Bonds, Ser. 1, 5s, 7/1/31	AA+	1,225,000	1,449,089
WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	2,000,000	2,397,640
WI State Hlth. & Edl. Facs. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39 (Prerefunded 2/15/19)	A1	1,250,000	1,536,550
(Three Pillars Sr. Living), 5s, 8/15/33	A–/F	1,000,000	1,104,360
			6,487,639
Wyoming (0.5%)
Sweetwater Cnty., Poll. Control Rev. Bonds (Idaho Power Co.), 5 1/4s, 7/15/26	A1	1,800,000	2,093,040
			2,093,040

TOTAL INVESTMENTS
Total investments (cost $336,594,014)	$377,439,512

AMT-Free Municipal Fund     29

	Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2014 through January 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $381,899,915.
**

The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

	Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Utilities	17.4%
	Health care	16.1
	Transportation	13.6
	Local debt	13.2
	The fund had the following insurance concentration greater than 10% at the close of the reporting period (as a percentage of net assets):
	NATL	11.2%

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$377,439,512	$—
Totals by level	$—	$377,439,512	$—
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

30     AMT-Free Municipal Fund

	Statement of assets and liabilities 1/31/15 (Unaudited)
	ASSETS
	Investment in securities, at value (Note 1):
	Unaffiliated issuers (identified cost $336,594,014)	$377,439,512
	Cash	1,717,160
	Interest and other receivables	4,034,276
	Receivable for shares of the fund sold	374,127
	Receivable for sales of delayed delivery securities (Note 1)	75,300
	Prepaid assets	35,720
	Total assets	383,676,095
	LIABILITIES
	Payable for investments purchased	574,775
	Payable for shares of the fund repurchased	505,228
	Payable for compensation of Manager (Note 2)	138,576
	Payable for custodian fees (Note 2)	2,413
	Payable for investor servicing fees (Note 2)	29,583
	Payable for Trustee compensation and expenses (Note 2)	133,247
	Payable for administrative services (Note 2)	3,173
	Payable for distribution fees (Note 2)	88,581
	Distributions payable to shareholders	239,974
	Other accrued expenses	60,630
	Total liabilities	1,776,180
	Net assets	$381,899,915

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$350,002,888
	Undistributed net investment income (Note 1)	176,347
	Accumulated net realized loss on investments (Note 1)	(9,124,818)
	Net unrealized appreciation of investments	40,845,498
	Total — Representing net assets applicable to capital shares outstanding	$381,899,915
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($321,836,396 divided by 20,435,656 shares)	$15.75
	Offering price per class A share (100/96.00 of $15.75)*	$16.41
	Net asset value and offering price per class B share ($3,182,663 divided by 201,872 shares)**	$15.77
	Net asset value and offering price per class C share ($26,917,972 divided by 1,704,627 shares)**	$15.79
	Net asset value and redemption price per class M share ($1,015,799 divided by 64,320 shares)	$15.79
	Offering price per class M share (100/96.75 of $15.79)†	$16.32
	Net asset value, offering price and redemption price per class Y share ($28,947,085 divided by 1,836,768 shares)	$15.76
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund     31

Statement of operations Six months ended 1/31/15 (Unaudited)
INTEREST INCOME	$8,535,016

EXPENSES
Compensation of Manager (Note 2)	$826,545
Investor servicing fees (Note 2)	90,481
Custodian fees (Note 2)	4,862
Trustee compensation and expenses (Note 2)	2,300
Distribution fees (Note 2)	527,735
Administrative services (Note 2)	5,652
Other	104,269
Total expenses	1,561,844
Expense reduction (Note 2)	(181)
Net expenses	1,561,663
Net investment income	6,973,353

Net realized gain on investments (Notes 1 and 3)	1,895,711
Net unrealized appreciation of investments during the period	10,224,377
Net gain on investments	12,120,088
Net increase in net assets resulting from operations	$19,093,441

The accompanying notes are an integral part of these financial statements.

32     AMT-Free Municipal Fund

	Statement of changes in net assets
	DECREASE IN NET ASSETS	Six months ended 1/31/15*	Year ended 7/31/14
	Operations:
	Net investment income	$6,973,353	$14,781,923
	Net realized gain (loss) on investments	1,895,711	(5,189,073)
	Net unrealized appreciation of investments	10,224,377	17,419,825
	Net increase in net assets resulting from operations	19,093,441	27,012,675
	Distributions to shareholders (Note 1):
	From ordinary income
	Taxable net investment income
	Class A	(136,105)	(92,603)
	Class B	(1,233)	(1,001)
	Class C	(10,939)	(9,423)
	Class M	(400)	(294)
	Class Y	(11,179)	(7,604)
	From tax-exempt net investment income
	Class A	(5,803,306)	(12,493,879)
	Class B	(45,979)	(105,114)
	Class C	(368,579)	(891,692)
	Class M	(16,438)	(35,492)
	Class Y	(537,882)	(1,051,608)
	Decrease from capital share transactions (Note 4)	(21,009,525)	(50,672,181)
	Total decrease in net assets	(8,848,124)	(38,348,216)
	NET ASSETS
	Beginning of period	390,748,039	429,096,255
	End of period (including undistributed net investment income of $176,347 and $135,034, respectively)	$381,899,915	$390,748,039
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund     33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[a]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
January 31, 2015**	$15.26	.28	.49	.77	(.28)	(.28)	—	—	$15.75	5.11*	$321,836	.39*	1.84*	5*
July 31, 2014	14.74	.57	.52	1.09	(.57)	(.57)	—	—	15.26	7.56	333,666.78		3.85	11
July 31, 2013	15.75	.55	(1.01)	(.46)	(.55)	(.55)	—	—	14.74	(3.06)	356,787.77		3.54	16
July 31, 2012	14.66	.61	1.08	1.69	(.60)	(.60)	—	—	15.75	11.77	398,419.78		3.98	10
July 31, 2011	14.92	.63	(.26)	.37	(.63)	(.63)	—[c]	—[d]	14.66	2.58	332,098.77		4.34	25
July 31, 2010	14.27	.63	.64	1.27	(.62)	(.62)	—[c]	—	14.92	8.99	378,440	.79[e]	4.24[e]	13
Class B
January 31, 2015**	$15.27	.23	.50	.73	(.23)	(.23)	—	—	$15.77	4.84*	$3,183	.70*	1.53*	5*
July 31, 2014	14.76	.48	.51	.99	(.48)	(.48)	—	—	15.27	6.82	2,958	1.40	3.24	11
July 31, 2013	15.76	.46	(1.01)	(.55)	(.45)	(.45)	—	—	14.76	(3.59)	3,826	1.38	2.92	16
July 31, 2012	14.67	.52	1.08	1.60	(.51)	(.51)	—	—	15.76	11.09	3,654	1.40	3.37	10
July 31, 2011	14.94	.54	(.27)	.27	(.54)	(.54)	—[c]	—[d]	14.67	1.84	3,774	1.39	3.68	25
July 31, 2010	14.29	.54	.64	1.18	(.53)	(.53)	—[c]	—	14.94	8.36	8,780	1.41[e]	3.61[e]	13
Class C
January 31, 2015**	$15.30	.22	.49	.71	(.22)	(.22)	—	—	$15.79	4.69*	$26,918	.77*	1.46*	5*
July 31, 2014	14.78	.45	.52	.97	(.45)	(.45)	—	—	15.30	6.71	26,761	1.55	3.09	11
July 31, 2013	15.78	.43	(1.00)	(.57)	(.43)	(.43)	—	—	14.78	(3.73)	37,026	1.53	2.77	16
July 31, 2012	14.69	.49	1.09	1.58	(.49)	(.49)	—	—	15.78	10.88	39,662	1.55	3.20	10
July 31, 2011	14.96	.52	(.27)	.25	(.52)	(.52)	—[c]	—[d]	14.69	1.76	25,825	1.54	3.56	25
July 31, 2010	14.30	.51	.66	1.17	(.51)	(.51)	—[c]	—	14.96	8.31	30,968	1.56[e]	3.47[e]	13
Class M
January 31, 2015**	$15.30	.26	.49	.75	(.26)	(.26)	—	—	$15.79	4.95*	$1,016	.52*	1.71*	5*
July 31, 2014	14.78	.53	.52	1.05	(.53)	(.53)	—	—	15.30	7.25	988	1.05	3.58	11
July 31, 2013	15.78	.51	(1.00)	(.49)	(.51)	(.51)	—	—	14.78	(3.24)	1,120	1.03	3.27	16
July 31, 2012	14.69	.57	1.08	1.65	(.56)	(.56)	—	—	15.78	11.44	887	1.05	3.72	10
July 31, 2011	14.96	.59	(.27)	.32	(.59)	(.59)	—[c]	—[d]	14.69	2.27	918	1.04	4.06	25
July 31, 2010	14.31	.59	.64	1.23	(.58)	(.58)	—[c]	—	14.96	8.78	1,354	1.06[e]	3.96[e]	13
Class Y
January 31, 2015**	$15.27	.30	.49	.79	(.30)	(.30)	—	—	$15.76	5.22*	$28,947	.27*	1.96*	5*
July 31, 2014	14.75	.60	.52	1.12	(.60)	(.60)	—	—	15.27	7.80	26,374.55		4.08	11
July 31, 2013	15.76	.59	(1.01)	(.42)	(.59)	(.59)	—	—	14.75	(2.83)	30,338.53		3.77	16
July 31, 2012	14.66	.65	1.09	1.74	(.64)	(.64)	—	—	15.76	12.09	32,122.55		4.17	10
July 31, 2011	14.93	.67	(.28)	.39	(.66)	(.66)	—[c]	—[d]	14.66	2.80	13,693.54		4.59	25
July 31, 2010	14.27	.66	.65	1.31	(.65)	(.65)	—[c]	—	14.93	9.39	8,980	.56[e]	4.47[e]	13

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 AMT-Free Municipal Fund	AMT-Free Municipal Fund	35

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b  Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c  Amount represents less than $0.01 per share.

d  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

e  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
July 31, 2010	0.02%

The accompanying notes are an integral part of these financial statements.

36     AMT-Free Municipal Fund

Notes to financial statements 1/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2014 through January 31, 2015.

Putnam AMT-Free Municipal Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax, are investment grade in quality and have intermediate- to long-term maturities (three years or longer). The fund does not intend to invest in securities the interest on which is subject to the alternative minimum tax (AMT). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

AMT-Free Municipal Fund     37

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

38     AMT-Free Municipal Fund

At July 31, 2014, the fund had a capital loss carryover of $9,541,054 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$3,772,457	$2,004,593	$5,777,050	*
3,337,309	N/A	3,337,309	July 31, 2018
426,695	N/A	426,695	July 31, 2019

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $938,847 recognized during the period between November 1, 2013 and July 31, 2014 to its fiscal year ending July 31, 2015.

The aggregate identified cost on a tax basis is $336,495,911, resulting in gross unrealized appreciation and depreciation of $41,360,902 and $417,301, respectively, or net unrealized appreciation of $40,943,601.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion and
0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

AMT-Free Municipal Fund     39

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$76,616
Class B	735
Class C	6,231
Class M	235
Class Y	6,664
Total	$90,481

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $181 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $213, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$379,096
Class B	13,314
Class C	132,822
Class M	2,503
Total	$527,735

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,710 and $222 from the sale of class A and class M shares, respectively, and received $0 and $8 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $13,897 on class A redemptions.

40     AMT-Free Municipal Fund

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$63,308,355	$47,257,327
U.S. government securities (Long-term)	—	—
Total	$63,308,355	$47,257,327

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/15		Year ended 7/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	862,421	$13,344,101	3,282,301	$48,954,028
Shares issued in connection with reinvestment of distributions	306,900	4,757,704	672,025	10,017,465
	1,169,321	18,101,805	3,954,326	58,971,493
Shares repurchased	(2,604,022)	(40,229,612)	(6,282,144)	(92,617,639)
Net decrease	(1,434,701)	$(22,127,807)	(2,327,818)	$(33,646,146)

	Six months ended 1/31/15		Year ended 7/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	10,039	$154,542	8,398	$123,792
Shares issued in connection with reinvestment of distributions	2,834	43,979	6,607	98,479
	12,873	198,521	15,005	222,271
Shares repurchased	(4,708)	(72,786)	(80,517)	(1,193,495)
Net increase (decrease)	8,165	$125,735	(65,512)	$(971,224)

	Six months ended 1/31/15		Year ended 7/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	110,502	$1,718,451	107,177	$1,597,066
Shares issued in connection with reinvestment of distributions	21,260	330,471	52,672	786,228
	131,762	2,048,922	159,849	2,383,294
Shares repurchased	(176,574)	(2,735,065)	(915,223)	(13,519,377)
Net decrease	(44,812)	$(686,143)	(755,374)	$(11,136,083)

AMT-Free Municipal Fund     41

	Six months ended 1/31/15		Year ended 7/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	7,314	$113,642	3,228	$47,533
Shares issued in connection with reinvestment of distributions	1,032	16,040	2,300	34,354
	8,346	129,682	5,528	81,887
Shares repurchased	(8,626)	(134,015)	(16,722)	(246,068)
Net decrease	(280)	$(4,333)	(11,194)	$(164,181)

	Six months ended 1/31/15		Year ended 7/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	238,657	$3,682,354	670,795	$9,990,402
Shares issued in connection with reinvestment of distributions	26,884	417,146	53,624	799,500
	265,541	4,099,500	724,419	10,789,902
Shares repurchased	(156,345)	(2,416,477)	(1,053,015)	(15,544,449)
Net increase (decrease)	109,196	$1,683,023	(328,596)	$(4,754,547)

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

42     AMT-Free Municipal Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

AMT-Free Municipal Fund     43

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44     AMT-Free Municipal Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam AMT-Free Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA043
292758 3/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 31, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 31, 2015